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                                                                    EXHIBIT 99.1

This exhibit is furnished pursuant to interim guidance provided by the Securities and Exchange Commission in its Release 33-8212.

                             QUARTERLY CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Chiquita Brands International, Inc. (the "Company"), does hereby certify, to such officer's knowledge, that:

The Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 14, 2003
                                                /s/ Cyrus F. Freidheim, Jr.
                                                ------------------------------
                                                Name: Cyrus F. Freidheim, Jr.
                                                Title: Chief Executive Officer

Dated: May 14, 2003
                                                /s/ James B. Riley
                                                ------------------------------
                                                Name: James B. Riley
                                                Title: Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Chiquita Brands International, Inc. and will be retained by Chiquita and furnished to the Securities and Exchange Commission or its staff upon request.